SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date September 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated September 21, 1998.


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Sep-98             Pre-
               Pre-    Funding
    Collect   Funding  Reserve   Spread  Revolving   Cert     Trans-    Master
      Acct     Acct      Acct     Acct     Acct      Acct     feror    Servicer


 1         0        0         0  5076403        0         0         0         0
 2                  0         0    21531        0

 3
 4   2695294
 5         0
 6     19855
 7         0                                                                  0
 8     -6450                                                     6450
 9         0                                                                  0
10    -19855                      -21531                        41386
11  -1623478                                    0   1623478
12         0

13
14  -1065366                                        1065366
15                                                        0         0
16                                                        0
17                                              0         0
18                                367284
19                            0                           0         0
20                                     0                  0
21                                                        0
22                  0         0                 0         0
23                                                        0
24                  0                           0         0         0
25                  0                                     0
26                                                        0
27                                                        0                   0
28                                                        0         0

29
30                                                                  0
31                                                                  0
32        -0        0         0  5443688        0   2688844     47837         0
33                                                  2688844

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amts received from the Transferor, Master Servicer or Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to the Transferor with respect to
             Retransferred Contracts or property
29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders
                                       1

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-Sep-98

                                                               Cert
                                                             Account   Payment
Available Amount                                              2688844

Payments on Payment Date

     (i)  Servicing Fee                                       -133033    133033
          NAFI Operating Depository Account
          First Union National Bank, Charlotte, NC
          Acct #2010000259454   -   ABA 053000219

     (ii) Trustee, Collateral Agent                                 0         0
          and Custodian fees
          Harris Bank

    (iiia)Class A Interest                                    -355916    355916

    (iiib)Class A Principal                                  -1811954   1811954

     (iv) Certificate Insurer                                  -20657     20657
          Financial Security Assurance
          Morgan Guaranty Trust
          Acct #000-33-345  ABA 021-000-238

     (v)  Collateral Agent (Spread Account)                   -367284    367284
          Harris Trust and Savings Bank

     (va) Cross Collateralization To 96-1                           0         0

     (vi) [Reserved]

    (vii) Unreimbursed expenses to the Trustee                      0         0

    (viii)Unreimbursed expenses to the Master Servicer              0         0

     (ix) Unreimbursed expenses to the Standby Servicer             0         0

     (x)  Unreimbursed expenses to the Transferor                   0         0

     (xi) Class B Certificate Holders                               0         0
          National Auto Finance Company, Inc.
          First Union National Bank
          Acct #2010000259454   -   ABA 053000219


Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement
for the  Collection Period    31-Aug-98

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Kevin Adams                   07-Oct-98
Sr. Vice President
                                      2



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98

                                                          1 Month      2 Months
(A) Portfolio Performance Tests:           Current:       Previous     Previous
                                           (yes/no)       (yes/no)     (yes/no)
Trigger Event  (Yes/No)                       yes            yes          no


                                                           Monthly
Delinquencies                                            Delinquency
                          Delinquencies      ACPB           Ratio
         2 Months Prior:        7020699       82421954          8.518%
          1 Month Prior:        8436646       79819637         10.570%
                Current:        7327948       77828478          9.416%
                                                                9.501%

                         Maximum Delinquency Ratio               8.25%

                                                           Monthly      Annual
Gross Defaulted Contracts                                  Default     Default
                            Defaults         ACPB           Rate         Rate
         2 Months Prior:        1267550       83237678          1.523%   18.274%
          1 Month Prior:         806056       81120795          0.994%   11.924%
                Current:        1191408       78824058          1.511%   18.138%
                                                                1.343%   16.112%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction            14.00%

                                                           Monthly      Annual
Losses                                                      Loss         Loss
                             Losses          ACPB           Rate         Rate
         2 Months Prior:         230008       83237678          0.276%    3.316%
          1 Month Prior:         558390       81120795          0.688%    8.260%
                Current:         367680       78824058          0.466%    5.597%
                                                                0.477%    5.725%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%

                                           3

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98

                                                          1 Month     2 Months
(B) Insurance Agreement Event of Defaults                 Previous     Previous
                                           Current:       (yes/no)     (yes/no)
Event of Default (Yes/No)                     no             no           no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                           Monthly
Delinquencies                                            Delinquency
                          Delinquencies      ACPB           Ratio
         2 Months Prior:        7020699       82421954          8.518%
          1 Month Prior:        8436646       79819637         10.570%
                Current:        7327948       77828478          9.416%
                                                                9.501%

                         Maximum Delinquency Ratio              11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24,
       and 17% for the remainder of     the transaction;


                                                           Monthly      Annual
Defaults                                                   Default     Default
                            Defaults         ACPB           Rate         Rate
         2 Months Prior:        1267550       83237678          1.523%   18.274%
          1 Month Prior:         806056       81120795          0.994%   11.924%
                Current:        1191408       78824058          1.511%   18.138%
                                                                1.343%   16.112%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%


                                                     4
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98



(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24,
       and 8% for the remainder of      the transaction;


                                                           Monthly      Annual
Losses                                                      Loss         Loss
                             Losses          ACPB           Rate         Rate
         2 Months Prior:         230008       83237678          0.276%    3.316%
          1 Month Prior:         558390       81120795          0.688%    8.260%
                Current:         367680       78824058          0.466%    5.597%
                                                                0.477%    5.725%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                      no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                       no

(iii) Breach of Servicer covenants                                        no

 (iv) Bankruptcy or insolvency of the Servicer                            no

 (v)  Material breach of representations and warranties                   no

 (vi) Certificate Insurer has not delivered a                             no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                             no
      this or other transactions

(viii)Claim under the policy                                              no
                                                     5
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Sep-98


Class A Interest Schedule
     Opening Class A Principal Balance                                 72635870
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                              355916
     Prior Class A Interest Arrearage                                         0
     Class A Interest Due                                                355916

     Current Class A Interest Arrearage                                       0

Class A Principal Schedule

     Opening Class A Principal Balance                                 72635870

     Scheduled Principal                                                 923408
     Prepayments                                                         464584
     Liquidated Contracts                                                603166
     Less: Principal write-up adjustment
                                                                        1991158
     Retransfers                                                           0.00
                                                                        1991158

                              Class A Share - 91%                       1811954
     Remaining Prefunding Account Balance                                     0

     Principal due to Class A                                           1811954

     Prepayment from Revolving Account                                        0
     Prepayment From Pre-Funding Account                                      0
     Prior Class A Arrearage                                                  0

     Class A Principal Due                                              1811954

     Class A Principal Distribution                                     1811954

     Current Class A Arrearage                                                0

     Ending Class A Principal Balance after current Distribution       70823915


Servicing Fee Schedule

     Beginning Collateral Balance                                      79819637
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                                133033
     Servicer Fee Due                                                    133033
     Servicer Fee Paid                                                   133033
     Current Servicing Fee Arrearage                                          0

                                           6
National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                             0
Closing Expenses                                                              0
Prior Trustee Fee Arrearage                                                   0
Current SEC and Trustee Fee                                                   0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0


Certificate Insurer Schedule

Ending  Class A Balance                                                70823915
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                                   20657


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Due to Class A Investors                                                      0

Closing Balance                                                               0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                             85200000
Opening Spread Account Balance                                          5076403
Less Interest Earned                                                     -21531
Opening Spread Account Balance                                          5076403
Required Balance Spread Account                                         7004563
Required Deposit to Spread Account                                      1928160
Ending Spread Account Balance                                           5443688
Remaining Deposit Required                                              1560876

Cap                                                                     7004563

Floor                                                                  70823915
The Floor Amount at any time will be equal to
the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000
                                           7

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98


Class A Certificate Factor

          Current Class A Balance                                      70823915
          Initial Class A Balance                                      85200000

                         Certificate Factor:                       0.8312666126

Aggregate Contract Principal Balance                                   77828478

Class A Balance                                                        70823915
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                        70823915

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.09%

Weighted Average Maturity                                                 45.60

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98


Beginning of Transaction            12/16/97
Payment Date                        09/21/98
Month of Transaction                       9
Period Ended                        08/31/98


Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                               2695294
Retransfer Amount received in respect of any Retransferred Contracts          0
Any income and gain from investments of funds in the Collect Accnt        19855
Amounts received from the Transferor, Master Servicer or Subservicer          0

Late Payment Fees collected with respect to the Contracts on Deposit       6450
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to  Retransferred Accounts                     0
Scheduled Principal                                                      923408
Prepayments                                                              464584
Recoveries                                                               235486

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income and gain on investments of funds in the Certificate Acct           0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Payments to the Master servicer of Insurance and Liquidation Proceeds         0
Payments to the Transferor with respect to                                    0
       Retransferred Contracts or property
Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
      or has there ever been a claim?
Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                          0.00
Interest Income                                                            0.00
Remaining balance due to Investors                                         0.00

Spread Account
Beginning Balance                                                       5076403
Interest Income                                                           21531
                                                     9
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Sep-98


Number of loans currently owned by Trust                                   6803

Initial Collateral Balance                                             85200000

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0

Opening Class A Principal Balance                                      85200000
Prior Class A Principal Arrearage                                             0

                                              1 Month     2 Months     3 Months
                                    Current    Prior        Prior       Prior

30+ Days Past Due                    4882612   5875719        5225810   4458971
60+ Days Past Due                    1843153   1737253        1201553    969767
90+ Days Past Due                     602182    823675         593336    608496
Delinquent (30+ days past due)       7327948   8436646        7020699   6037234

Current Month Repos                   596800    259555         685117    650115
New over 90 Days                      594608    546501         582433    374752
Defaults                             1191408    806056        1267550   1024867

Liquidated Contracts
  Repos > 90 Days                     399611    203006          78398     28082
  Closed Repo's                       203555    479268         278280    664971
  Past Due > 120 Days                      0     84571          89468         0
  Chapter 13 Bankruptcy                    0    102365              0         0
  Net Liquidated Accounts             603166    869210         446145    693053

Recoveries - net of expenses          235486    310819         216138    412413

Net Losses                            367680    558390         230008    280640

ACPB                                77828478  79819637       82421954  84053402

                                       7004563
Principal Paid
                          01/21/98              570239
                          02/21/98             1187300
                          03/21/98             1351552
                          04/21/98             1748564
                          05/21/98             1884175
                          06/21/98             1969574
                          07/21/98             1484618
                          08/21/98             2368108

                                              12564130

                                                    10

   National Auto Finance 1998-1 Trust
      Monthly Servicer Certificate
                              21-Sep-98


                                                                     Amount
World Omni to World Omni ( Servicer) Reconciliation

Opening Principal Balance                                              77721622

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                      -923408
           Prepaid Accounts                                             -464584
           Repossessed Accounts                                         -879954
                 Total principal reductions                            -2267946

Plus BNI Conversion Write Up

Closing Principal Balance                                              75453675
Closing Principal Balance per BNI                                      74702670
Difference                                                               751005


ACPB Reconciliation

Closing Principal Balance                                              74702670

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                                 1488027


Adjusted Principal Balance                                             76190697

ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                       79819637

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                      -923408
           Prepaid Accounts                                             -464584

Less: Liquidated Accounts                                               -603166

Plus: BNI Conversion Write Up                                                 0

Current Month ACPB                                                     77828478

Adjusted Principal Balance                                             76190697

Current Month ACPB                                                     77828478

Difference                                                             -1637782

                                             Repo      Liquidated     Repo
Repo/Liquidated Accounts                Principal      Principal    Inventory

                               12/31/97           2196      2196              0
                               01/31/98         121350    121350              0
                               02/28/98         260050    260050              0
                               03/31/98         752214    752214              0
                               04/30/98         620229    620229              0
                               05/31/98         726667    726667              0
                               06/30/98         734195    417771         316425
                               07/31/98         321619     29971         291648
                               08/31/98         879954         0         879954

                                               4418475   2930448        1488027

91% Investor Balance:

Ending Class A Balance                        70823915

Current ACPB                                  77828478

Investor Percentage                              91.00%

        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO

Dated:        August 31, 1998